UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2026

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place 1100 N. Wood Dale Road Wood Dale, Illinois 60191
(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2026, the Human Capital and Compensation Committee (the “Committee”) of the Board of Directors of AAR CORP. (the “Company”) approved a long-term performance incentive grant of 161,500 shares of performance-based restricted stock to John M. Holmes, the Company’s Chairman, Chief Executive Officer and President, under the Company’s 2013 Stock Plan, as amended and restated and as amended. The number of shares awarded was based on a targeted grant date fair value of approximately $15 million. The 100% performance-based incentive grant, which is tied to the Company’s stock price performance, is designed to incentivize Mr. Holmes to continue to drive stockholder value through outsized share price appreciation, promote enhanced pay-for-performance alignment with stockholders, provide a strong long-term retention incentive, and support continued progress on the execution of the Company’s long-term strategy over the five-year vesting period.

The performance-based restricted stock cliff vests on July 31, 2031 (the “Vesting Date”), subject to Mr. Holmes’ continued service through such date (other than in certain limited circumstances as described below), and may only be earned based on, and to the extent of, the achievement of stock price vesting conditions that will be met when the 30-day volume weighted average trading price of a share of the Company’s common stock meets or exceeds one or more of the following stock price hurdle thresholds on or prior to July 31, 2031:

Stock Price	Total Shares of Restricted Stock That Will Vest
$175	One-third (33.33%)
$200	Additional one-third (33.33%)
$250	Additional one-third (33.33%) (100% total)

These stock price hurdles represent a premium of 35%, 54% and 93%, respectively, of the $129.47 closing price of a share of our common stock on July 23, 2026, the date of grant, creating more than $4.5 billion in stockholder value. For the award to be fully earned, the stock price and value of the Company will need to more than double from May 31, 2026, the end of the Company’s 2026 fiscal year.

In the event of a change in control of the Company or Mr. Holmes’ termination of employment due to death or disability, or termination of employment by the Company that is not for cause, a portion of the award may vest and be earned as of the date of such event only to the extent that the corresponding stock price hurdle has been met or exceeded.

The Committee determined that granting this long-term performance incentive grant is in the best interests of the Company and its stockholders and that the amount and terms of the award are appropriate based in part on an extensive market analysis and in consultation with the Committee’s independent compensation consultant. Among other things, the Committee considered Mr. Holmes’ proven record of strong performance, strategic leadership, and stockholder value creation. This performance-based restricted stock grant is meant as a special award separate and distinct from Mr. Holmes’ regular annual long-term incentive compensation with the principal objectives to align with AAR’s ambitions to grow stockholder value and to promote Mr. Holmes’ long-term retention.

Marc Walfish, lead independent director on the Company’s Board of Directors, noted: “During John’s tenure as President and CEO, the Company has delivered record financial results and stock price performance and further enhanced its capabilities to serve the needs of its customers. John’s deep knowledge of our business and proven ability to continually execute on strategic priorities has greatly benefited the Company and its stakeholders. The Company has evolved to become a highly-strategic aviation aftermarket platform under his leadership.”

This summary is qualified in its entirety by reference to the full text of the award agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws, including but not limited to statements regarding the intended effects of the special award, and the potential achievement by the Company of stock price goals or satisfaction by the special award recipient of service-based conditions that are necessary for the special award to vest, and the anticipated impacts thereof. These forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions and changes in circumstances that may cause our actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Further information on these and other factors that could affect the forward-looking statements in this Current Report on Form 8-K is included in the filings the Company makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the caption “Risk Factors” in our most recent Annual Report on Form 10-K. Copies of these documents may be obtained by visiting the Investors section of our website at www.aarcorp.com or the SEC’s website at www.sec.gov. These forward-looking statements represent the Company’s estimates and assumptions only as of the date of this Current Report on Form 8-K. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of AAR CORP. Fiscal 2027 Special Performance-Based Restricted Stock Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      July 24, 2026

AAR CORP.

By:	/s/ Jessica A. Garascia
Jessica A. Garascia
Senior Vice President, General Counsel, Chief Administrative Officer and Secretary